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                                                            EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 28, 1997 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement Nos. 2-95342, 33-3558, 33-22310, 33-27208, 33-36579, 33-50282, 33-67918, 33-68300,
33-75846, 33-79632, 33-79634, 33-79636, 33-79638, 33-59083, 33-59623,
33-63885, 333-01517, 333-01915, 333-02525, 333-04875, 333-04401, 333-05717,
333-05291 and 333-06533.

                                       /s/ Arthur Andersen LLP


Minneapolis, Minnesota
March 28, 1997